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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event Reported)  January 10, 1997


                  AMERICAN INTERNATIONAL PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


     Nevada                      No. 0-14905                13-3130236
-----------------              -------------             -------------
(State or other                 (Commission              (I.R.S. Employer
jurisdiction of                 File Number)             Identification No.)
incorporation
or organization)

444 MADISON AVENUE, SUITE 3203, NEW YORK, NEW YORK      10022
--------------------------------------------------      -----
  (Address of principal executive offices)            (Zip Code)


                                  (212)688-3333
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)




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ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of businesses acquired - N/A
(b)      Pro forma financial information - N/A
(c)      Exhibits

         4.1 Form of 9% Series C Convertible Subordinated Redeemable Debenture due January 10, 2000.
         4.2 Form of Subscription Agreement used in connection with the offering of Registrants debentures, the form of which is attached hereto as Exhibit 4.1.
         4.3      Form of Regulation S Subscription Agreement for Common
                  Stock.



ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

(a)
         (i) On January 10, 1997, the registrant sold 9% Convertible Subordinated Redeemable Debenture Due January 10, 2000. The total principal amount of the Debenture was $200,000.

         (ii) On January 14, 1997 the Registrant sold 653,000 shares of its common stock for gross proceeds of $150,000.

(b) Non-U.S. Persons only were permitted to purchase the Debentures and Common Stock. The placement agent for the Debentures was Zazoff & Associates. The Common Stock was placed directly by the Registrant.

(c) The Registrant received net proceeds of $180,000 and $150,000 from sale of the Debentures and the Common Stock, respectively.

(d) The Offerings were made pursuant to a safe harbor from registration under Regulation S to Non-U.S. Persons only.

(e) The 9% Series C Debentures, which are redeemable by the Company in part or in full prior to conversion, are convertible on February 24, 1997 into shares of the Company's Common Stock at the lower of (i) 70% of the average closing bid price of the Company's Common Stock for five business days prior to the date of conversion or (ii) 75% of the average closing bid price of the Company's Common Stock for the five business days prior to the date of Subscription.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:             January 24, 1997


                                      AMERICAN INTERNATIONAL
                                      PETROLEUM CORPORATION



                                      By: /s/ Denis J. Fitzpatrick
                                               Denis J. Fitzpatrick
                                               Chief Financial Officer







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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                              DESCRIPTION

4.1             Form of 9% Series C Convertible Subordinated
                Redeemable Debenture due January 9, 2000.

4.2 Form of Subscription Agreement used in connection with the offering of Registrant's debenture, the form of which is attached here to as Exhibit 4.1.

4.3             Form of Registration S Subscription Agreement for
                Common Stock.




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